Filed pursuant to Rule 497(e)

File Nos. 333-30810 and 811-09819

State Street Institutional Investment Trust

State Street Income Fund

(SSASX)

Supplement Dated April 30, 2026 to the Summary Prospectus and Prospectus,

each dated January 31, 2026 as may be supplemented from time to time

Effective immediately, the expenses that you pay each year as a percentage of the value of your investment (the “Annual Fund Operating Expenses”) have been restated to reflect current fees. Accordingly, effective immediately, the sections in the Fund’s Prospectus and Summary Prospectus titled “Fees and Expenses of the Fund” and “Example” are deleted and replaced with the following:

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial intermediary (“Financial Intermediary”) and in the “Investing in Funds Shares” section of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.13%
Distribution and/or Shareholder Service (12b-1) Fees	0.00%
Other Expenses[1]	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.33%

[1]	“Other Expenses” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$34	$106	$185	$418

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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